Exhibit 10.26A
EXECUTION COPY

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

This AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT (this “Amendment”), is made and entered into as of June 26, 2020, between:

MUFG Bank, Ltd., a Japanese banking corporation (“MUFG”), as the Buyer (the “Buyer”); and

CHS Inc., a Minnesota corporation (“CHS”), as the Seller (the “Seller”), and solely for purposes of Section 5.3 hereof, CHS, as guarantor (“Guarantor”),

and amends that certain 1996 SIFMA Master Repurchase Agreement, dated as of September 4, 2018, between the Buyer and the Seller, as amended or otherwise modified from time to time prior to the date hereof, the “Master Repurchase Agreement”, and as amended hereby, the “Amended Master Repurchase Agreement”). Each of the Buyer and the Seller may also be referred to herein individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into the Master Repurchase Agreement for the purpose of Seller transferring to the Buyer certain securities or other assets against the transfer of funds by the Buyer, with a simultaneous agreement by the Buyer to transfer to Seller such securities or other assets at a date certain or on demand, against the transfer of funds by Seller;

WHEREAS, the Parties, inter alios, entered into that certain Master Framework Agreement, dated as of September 4, 2018 (the “Framework Agreement”) and certain other Transaction Agreements for the purpose of providing Sellers with a facility under which the Buyers will enter into certain sale and repurchase agreements with each Seller with respect to their respective Seller Notes;

WHEREAS, Guarantor entered into the Guaranty in favor of Buyer Agent and the Buyers pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by Seller under the Transaction Agreements; and

WHEREAS, the Parties now wish to amend the Master Repurchase Agreement as set forth below.
AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and, solely for purposes of Section 5.3 hereof, Guarantor agree as follows:

1. Interpretation.

1.1 Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).

1.2 Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.

2. Amendments.

The definition of “Pricing Rate” in Section 2(b)(iv) of Annex I to the Master Repurchase Agreement is hereby amended, effective from and after the date hereof, by replacing the text “0.80%” where it appears therein with the text “1.05%”.

3. Conditions to Effectiveness.

This Amendment shall be effective as of the date hereof (the “Effective Date”) upon the Buyer’s receipt of counterparts to this Amendment executed by each of the other parties hereto.

4. Representations, Warranties and Undertakings.

4.1 Sellers. In entering into this Amendment, the Seller hereby makes or repeats (as applicable) to the Buyer as of the date hereof (or, to the extent expressly relating to a specific prior date, as of such prior date) the representations and warranties set forth in the Master Repurchase Agreement and each other Transaction Agreement to which the Seller is a party, and such representations and warranties shall be deemed to include this Amendment. The Seller further represents that it has complied with all covenants and agreements applicable to it under the Master Repurchase Agreement and each of the other Transaction Agreements to which it is a party.

5. Miscellaneous.

5.1 Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 5.1.

5.2 Ratification. Each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Effective Date, all references to the Master Repurchase Agreement in any other Transaction Agreement shall be deemed to be references to the Amended Master Repurchase Agreement, and any amendment in this Amendment of a defined term in the Master Repurchase Agreement shall apply to terms in any other Transaction Agreement which are defined by reference to the Master Repurchase Agreement.

5.3 Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof, it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations (as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Master Repurchase Agreement shall apply to terms in the Guaranty which are defined by reference to the Master Repurchase Agreement.

5.4 GOVERNING LAW. This AMENDMENT shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law provisions thereof other than sections 5-1401 and 5-1402 of the New York General Obligations Law.

5.5 Expenses. All reasonable legal fees and expenses of Buyer Agent and each Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Seller promptly on demand.

5.6 Transaction Agreement. This Amendment shall constitute a Transaction Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Buyer:

MUFG Bank, Ltd.

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

Seller:

CHS Inc.

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 1 to CHS Master Repurchase Agreement]

Solely for purposes of Section 5.3 hereof:

Guarantor:

CHS Inc.

By:
Name:
Title:
[Signature Page to Amendment No. 1 to CHS Master Repurchase Agreement]